SUPPLEMENT DATED SEPTEMBER 3, 2003

TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003

FOR KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE ADJUSTED PREFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

and

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

This Supplement amends information contained in the Scudder DestinationsSM Annuity Statement of Additional Information.

The Section entitled "SERVICES TO THE SEPARATE ACCOUNT" appearing on page 1 of the Statement of Additional Information is amended by adding the following to the end of the first paragraph thereof:

"Effective September 3, 2003, Federal Kemper Life Assurance Company administers the Contracts for a period up to one year pursuant to a coinsurance agreement entered into with KILICO."

The Section entitled "FINANCIAL STATEMENTS" appearing on page 22 of the Statement of Additional Information is amended by adding the following to the end thereof:

"Effective September 3, 2003, KILICO entered into a coinsurance agreement with Federal Kemper Life Assurance Company ("FKLA"). Pursuant to the coinsurance agreement, KILICO transferred certain of its assets to FKLA. This Statement of Additional Information also contains unaudited pro forma financial statements for KILICO as of December 31, 2002 and June 30, 2003 to show how the coinsurance agreement might have affected the historical financial statements if the coinsurance agreement had been in effect during the applicable periods."